SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement              [ ] Confidential, for Use of the
[X]   Definitive Proxy Statement                   Commission Only (as permitted
[ ]   Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant to Rule 14a-12

                             PATAPSCO BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials:
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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                     [LETTERHEAD OF PATAPSCO BANCORP, INC.]




                               September 22, 2003







Dear Stockholder:

     You are invited to attend the annual meeting of stockholders (the "Annual Meeting") of Patapsco Bancorp, Inc. (the "Company") to be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland 21222 on Thursday, October 23, 2003 at 4:00 p.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company's wholly owned subsidiary, The Patapsco Bank. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.



                                           Sincerely,

                                           /s/Joseph J. Bouffard


                                           Joseph J. Bouffard
                                           President and Chief Executive Officer

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                             PATAPSCO BANCORP, INC.
                             1301 MERRITT BOULEVARD
                          DUNDALK, MARYLAND 21222-2194
                                 (410) 285-1010
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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 23, 2003
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     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Patapsco Bancorp, Inc. (the "Company") will be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland 21222, on Thursday, October 23, 2003 at 4:00 p.m.

     A Proxy Statement and form of proxy for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

     1. The election of three directors of the Company for terms of three years; and

     2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 12, 2003 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/Theodore C. Patterson

                                           THEODORE C. PATTERSON
                                           SECRETARY

Dundalk, Maryland
September 22, 2003

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IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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                                 PROXY STATEMENT
                                       OF
                             PATAPSCO BANCORP, INC.
                             1301 MERRITT BOULEVARD
                          DUNDALK, MARYLAND 21222-2194
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                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 23, 2003
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                                     GENERAL
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     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Patapsco Bancorp, Inc. (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland 21222, on Thursday, October 23, 2003 at 4:00 p.m. This proxy statement and the accompanying notice and form of proxy are being first mailed to stockholders on or about September 12, 2003.


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                       VOTING AND REVOCABILITY OF PROXIES
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     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Theodore C. Patterson, Secretary of the Company, at the address shown above, by filing a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. Shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.


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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
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     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on September 12, 2003 (the "Record Date") are entitled to one vote for each share of Common Stock then held. At the Record Date, the Company had 412,634 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Company's Common Stock.


                                                         AMOUNT AND                 PERCENT OF
                                                          NATURE OF                  SHARES OF
NAME AND ADDRESS                                         BENEFICIAL                COMMON STOCK
OF BENEFICIAL OWNER                                     OWNERSHIP (1)               OUTSTANDING
----------------------------------------                -------------               -----------
Patapsco Bancorp, Inc.                                   36,071 (2)                   8.74%
Employee Stock Ownership Plan ("ESOP")
1301 Merritt Boulevard
Dundalk, Maryland  21224

Tontine Financial Partners, L.P.                         23,509 (3)                   5.70
Tontine Management, L.L.C.
Jeffrey L. Gendell
55 Railroad Avenue, 3rd Floor
Greenwich, Connecticut  06830

Joseph J. Bouffard                                       25,155 (4)                   5.93
The Patapsco Bank
1301 Merritt Boulevard
Dundalk, Maryland  21222

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(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors O'Neill, Patterson and Bouffard, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. At the Record Date, 25,880 shares had been allocated.
(3) Based on Schedule 13D filed on January 16, 2003. Tontine Financial Partners, L.P., Tontine Management, L.L.C. and Jeffrey L. Gendell share voting and dispositive power with respect to 22,299 shares of Common Stock, and Jeffrey L. Gendell has sole voting and dispositive power with respect to 1,210 shares of Common Stock.
(4) Includes 11,497 shares Mr. Bouffard has the right to acquire upon the exercise of options exercisable within 60 days of the Record Date. Does not include shares with respect to which Mr. Bouffard shares voting power by virtue of his position as a trustee of the trusts holding 36,071 shares under the Company's ESOP.

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                       PROPOSAL I -- ELECTION OF DIRECTORS
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GENERAL

     The Company's Board of Directors currently consists of eight members. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. Under the Company's Articles of Incorporation, directors are elected by a plurality of the votes cast at a meeting at which a quorum is present.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth, for each nominee for director and continuing director of the Company, his or her age, the year he or she first became a director of The Patapsco Bank (the "Bank"), which is the Company's principal operating subsidiary, and the expiration of his or her term as a director. All such persons were appointed as directors in 1995 in connection with the incorporation and organization of the Company, except for Mr. Waters who was appointed as a director in August 1999 to fill a vacancy on the Board of Directors and Messrs. Bozel and Hoffman who became directors in November 2000 upon the Company's acquisition of Northfield Bancorp, Inc. Each director of the Company also is a member of the Board of Directors of the Bank.

                                                                    YEAR FIRST
                                              AGE AT                ELECTED AS                CURRENT
                                            JUNE 30,                DIRECTOR OF                TERM
               NAME                            2003                  THE BANK                TO EXPIRE
        ------------------                  --------                -----------              ---------
                                           BOARD NOMINEES FOR TERMS TO EXPIRE IN 2006

        Joseph J. Bouffard                      53                     1995                    2003
        Nicole N. Glaeser                       45                     1993                    2003
        J. Thomas Hoffman                       55                     2000                    2003
                                                 DIRECTORS CONTINUING IN OFFICE

        Thomas P. O'Neill                       50                     1995                    2004
        William R. Waters                       60                     1999                    2004
        Gary R. Bozel                           45                     2000                    2004
        Douglas H. Ludwig                       65                     1992                    2005
        Theodore C. Patterson                   71                     1979                    2005

     Set forth below is information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     JOSEPH J. BOUFFARD is the Company and the Bank's President and Chief Executive Officer. He joined the Bank's predecessor, Patapsco Federal Savings and Loan Association (the "Association"), in April 1995 as its President and Chief Executive Officer. Prior to joining the Association, from December 1990 Mr. Bouffard was Senior Vice President of The Bank of Baltimore, and its successor, First Fidelity Bank. Prior to that, he was President of Municipal Savings Bank, FSB in Towson, Maryland. He is a current Board member of the Dundalk Community College Foundation and the Maryland Bankers Association. He is a former chairman of the Board of Governors of the Maryland Mortgage Bankers Association. He served as Treasurer of the Neighborhood Housing Services of Baltimore and was a charter member and Treasurer of the TowsonTowne Rotary Club.

     NICOLE N. GLAESER is Budget Director for the Baltimore County Police Department, a position she has held since 1988. On a part-time basis, Ms. Glaeser is a practicing attorney and is also a Certified Public Accountant.

     J. THOMAS HOFFMAN is a self-employed financial consultant in Towson, Maryland. Mr. Hoffman is also a registered representative with John Hancock Financial Distributors Services, Inc. and is a member of the Parkville Optimist Club, Towson Business Association, Building Congress and Exchange and the American Subcontractors Association where he sits on the Board. He is a member of various trade organizations associated with his profession.

     THOMAS P. O'NEILL was named Chairman of the Board of the Company and the Bank in August 1999 and has been a director since 1995. He is a managing director of American Express Tax and Business Services. Formerly he was the managing partner of the regional accounting firm of Wolpoff & Company LLP, which merged with American Express Tax and Business Services in 1998. He joined Wolpoff as a staff accountant in 1974 and became a partner in 1983. Mr. O'Neill is a member of the American Institute of Certified Public Accountants and the Maryland Association of Certified Public Accountants. He has served on the boards of many charitable and civic groups.

     WILLIAM R. WATERS is an owner of Bel Air Pontiac in Bel Air, Maryland. He is the President and owner of Bel Air Medicine Inc., which trades as The
Medicine Shop. He is a member of the advisory board of Donahue-Hart and Associates, an insurance and financial services company located in Bel Air, Maryland. He was formerly a member of the Board of the Bank's predecessor organization, Patapsco Federal Savings and Loan Association, from 1984 to 1994.

     GARY R. BOZEL is the managing principal of Gary R. Bozel & Associates, a certified public accounting firm in Towson, Maryland. Mr. Bozel served as the Chairman of the Board of Northfield Bancorp, Inc. from March 1998 to November 2000 and as the Chairman of the Board of Northfield Federal Savings Bank from 1996 to November 2000. He also served as the President of Northfield Federal Savings Bank from 1993 to 1996. Mr. Bozel is a member of the board of directors and finance committee of the Towson Golf and Country Club.

     DOUGLAS H. LUDWIG served as a teacher, counselor and principal in the high schools of the southeast area of the Baltimore County Public Schools until his retirement in 1992. Mr. Ludwig has been active in many community organizations during his 47 years of residence in Dundalk.

     THEODORE C. PATTERSON is Secretary of both the Company and the Bank and is a retired physician. Prior to his retirement in September 1996, he was the Medical Director of Meridian-Heritage Nursing Center and staff physician at the Fort Howard V.A. Medical Center. He is the recipient of many awards including
Dundalk Citizen of the Year for 1990, Baltimore County Physician Community Service Award, University of Maryland School of Medicine Dedicated Service Award, and most recently, the Distinguished Service Award given by the University of Maryland Medical Alumni Association. He has held leadership positions in a number of community organizations.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following sets forth information with respect to executive officers of the Bank who do not serve on the Board of Directors.

                                         AGE AT
                                        JUNE 30,
NAME                                      2003                TITLE WITH THE BANK
----------------------                  --------              -------------------
Frank J. Duchacek, Jr.                     59                 Senior Vice President - Operations
Michael J. Dee                             43                 Senior Vice President, Chief Financial Officer and
                                                                  Controller of the Company and the Bank
John W. McClean                            59                 Vice President - Real Estate Lending
Brian C. Connelly                          53                 Vice President - Leasing Subsidiary
Laurence S. Mitchell                       56                 Senior Vice President - Commercial Lending
Alan H. Herbst                             58                 Vice President - Consumer Lending

     FRANK J. DUCHACEK, JR. is a Senior Vice President who joined the Bank in February 1996 as its Vice President of Commercial Lending. Prior to that time, Mr. Duchacek was a credit underwriter and business development officer for First Union Bank, successor of First Fidelity Bank, N.A. From 1989 to 1993, Mr. Duchacek was a department manager for commercial lending at Provident Bank of Maryland. During the preceding 28 years, Mr. Duchacek occupied various lending and management positions with Union Trust Bank and its successor, Signet Bank, Maryland. Mr. Duchacek is a Director of Maryland Bank Services and served as a member of the Maryland Home Improvement Commission. He is active with the American Cancer Society - Relay for Life, St. John's Episcopal Church in Kingsville, Maryland and St. John's Chapel, Crownsville, MD.

     MICHAEL J. DEE joined the Company and the Bank in May 1999 as its Chief Financial Officer and Controller. From September 1997 to May 1999, Mr. Dee was Vice President of Management Accounting for Sandy Spring National Bank of Maryland. From May 1995 to October 1997, Mr. Dee was the Manager of Financial Planning and Analysis with United Press International in Washington, D.C. From December 1989 to March 1995, Mr. Dee was employed by The Bank of Baltimore and its successors, First Fidelity Bank, N.A. and First Union Bank, in a variety of financial positions. Mr. Dee is a Certified Management Accountant (CMA).

     JOHN W.  MCCLEAN  joined the Bank in August 1995 as its Vice  President  of
Real Estate Lending. From January 1994 to August 1995, Mr. McClean was a self-employed business consultant. Prior to engaging in his own business, Mr. McClean was employed by Baltimore Bancorp from December 1990 as Vice President of the Bank of Baltimore's Asset Management and Disposition Group and from December 1985 as Senior Vice President and Chief Lending Officer of Municipal Savings Bank. Prior to that, Mr. McClean spent 20 years working for First National Bank of Maryland in the Commercial Real Estate Department. Mr. McClean is a past president of the Maryland Mortgage Bankers Association and has served on the Board of Neighborhood Housing Services of Baltimore. He is the Vice President of Finance of the Baltimore County Volunteer Firemen's Association and past President and current member of the Board of Directors of the Providence Volunteer Fire Company.

     BRIAN G. CONNELLY is the managing Vice President of the Bank's subsidiary, Prime Business Leasing, Inc., which was started by Mr. Connelly in October 1998 when he joined Patapsco. Previously Mr. Connelly had been the Manager of Chesapeake Industrial Leasing Co., Inc. since 1981.

     LAURENCE S. MITCHELL joined the Bank in November of 1999 as a commercial lending officer. In November 2000 he became Vice President of commercial lending for the Bank. Prior to joining Patapsco, Mr. Mitchell held positions in various banks relating to commercial lending and business development. He is an active member of the Harford County Chamber of Commerce, a member of the Advisory Board of the Harford County Small Business Resource Center, a Board member of the Baltimore County Chamber of Commerce, a member of the Leadership and Development Committee of the Maryland Bankers Association and an instructor for the Center for Financial Training Mid-Atlantic, formerly known as the American Institute of Banking.

     ALAN H. HERBST joined the Bank in April 2000 as its Assistant Vice President of Consumer Lending. From April 1996 to April 2000, Mr. Herbst was a registered representative with a small brokerage firm and then T. Rowe Price. Mr. Herbst was employed by the Savings Bank of Baltimore and its successors from 1969 to 1996. Mr. Herbst's responsibilities included branch manager, new branch origination and development, and lastly from 1987 to 1996, he served as Vice President in commercial real estate.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company holds regular monthly meetings and holds special meetings as needed. During the year ended June 30, 2003, the Board of Directors of the Company met 14 times. No director of the Company attended fewer than 75% in the aggregate of the total number of Board meetings held while he or she was a member during the year ended June 30, 2003 and the total number of meetings held by committees on which he or she served during such fiscal year.

     The Board of Directors' Audit Committee consists of Directors Waters, Bozel and Glaeser, who serve as Chairperson. All members of the Audit Committee are deemed to be independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Committee met six times during the year ended June 30, 2003 to examine and approve the audit report prepared by the independent auditors of the Company, to review and retain the independent auditors engaged by the Company, to review the internal audit function and internal accounting controls, and to review and approve Company policies. The Audit Committee has adopted a written charter, a copy of which is attached as Exhibit A to this Proxy Statement.

     The Company's full Board of Directors acts as a nominating committee. The Company's full Board of Directors met once as a Nominating Committee during the year ended June 30, 2003. In its deliberations, the Board, functioning as a nominating committee, considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would meet the qualifications in the Company's Bylaws. The Company's Articles of Incorporation set forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

     The Board of Directors' Compensation Committee consists of Directors Patterson, Bouffard, O'Neill and Hoffman. The Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Compensation Committee met seven times during the year ended June 30, 2003.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the cash and noncash compensation for the fiscal years ended June 30, 2003, 2002 and 2001 awarded to or earned by the President and Chief Executive Officer for services rendered in all capacities to the Company and the Bank during those years. No other executive officer of the Company earned salary and bonus in fiscal year 2003 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.

                                                                              LONG-TERM COMPENSATION
                                                                             ------------------------
                                                                                      AWARDS
                                                                             ------------------------
                                            ANNUAL COMPENSATION (1)
                                  -------------------------------------      RESTRICTED    SECURITIES
NAME AND              FISCAL                           OTHER ANNUAL            STOCK       UNDERLYING    ALL OTHER
PRINCIPAL POSITION    YEAR        SALARY      BONUS    COMPENSATION (2)       AWARD(S)      OPTIONS     COMPENSATION
------------------    ------      ------      -----    ----------------      ----------    ----------  -------------
Joseph J. Bouffard    2003         $119,329  $15,524        $6,000              --              --        $29,971 (3)
President and CEO     2002          103,500   23,627         6,000              --           2,949 (4)     17,145
                      2001          103,500   25,557         6,000              --              --         12,063

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(1) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal year 2003 did not exceed 10% of the executive officer's salary and bonus.
(2)  Consists of an automobile allowance.
(3) For fiscal year 2003, consists of $1,824 of matching contributions under the Bank's 401(k) Plan and $28,147 in Common Stock and cash allocated to Mr. Bouffard's account under the ESOP as of 6/30/02 consisting of 903 shares then valued at $28.55 and $2,366.70 in cash.
(4)  Adjusted for a 10% stock dividend paid on December 13, 2002.

     Year-end Option Values. The following table sets forth information concerning the value as of June 30, 2003 of options held by the executive officer named in the Summary Compensation Table set forth above. No options were granted to or exercised by the named executive officer during the fiscal year ended June 30, 2003. No options held by any executive officer of the Company repriced during the past fiscal year.

                            NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                           UNDERLYING UNEXERCISED               IN-THE-MONEY OPTIONS
                          OPTIONS AT FISCAL YEAR-END (1)           AT FISCAL YEAR-END (2)
                        --------------------------------     ----------------------------
NAME                    EXERCISABLE     UNEXERCISABLE        EXERCISABLE    UNEXERCISABLE
------------------      -----------     -------------        -----------    -------------
Joseph J. Bouffard       11,497             1,946             $172,952          $19,538

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(1) Adjusted for 10% stock dividends paid on December 7, 2001 and December 13, 2002.
(2) Based on the difference between the fair market value of the underlying Common Stock of $31.00 as quoted on the OTC Electronic Bulletin Board on June 30, 2003 and the exercise prices of the options.

DIRECTOR COMPENSATION

     General. Each nonemployee member of the Company's Board of Directors receives a fee of $450 for each regular and special meeting attended of the Company's Board of Directors and $200 for each meeting attended of a committee of either the Company's or the Bank's Board of Directors. No fees are paid for attendance at meetings of the Bank's Board of Directors. The Chairman of the Board receives an additional $500 per month.

     Nonemployee directors also participate in the Company's 1996 Stock Option and Incentive Plan (the "Option Plan") and Incentive Compensation Plan (the "ICP"). During the year ended June 30, 2003, no director received any awards under the Option Plan. Under the ICP, each nonemployee director other than the Chairman of the Board received a $1,722 cash bonus for fiscal year 2003, which was paid to the nonemployee directors in July 2003. The Chairman of the Board of Directors received a $2,423 cash bonus for fiscal 2003 under the ICP.

     Director Retirement Plan. The Bank's Board of Directors has adopted a retirement plan (the "Directors' Plan"), for each nonemployee director (i) who is a voting member of the Bank's Board of Directors at any time on or after September 28, 1995, which is the plan's effective date, and (ii) who is not an employee on the date of being both nominated and elected or reelected to the Bank's Board of Directors. Under the Directors' Plan, a participant who terminates service as a voting member of the Bank's Board of Directors will receive a payment equal to the product of his or her "Benefit Percentage," his or her "Vested Percentage," and $65,185. A participant's "Benefit Percentage" increases from 0% for less than five years of service on the Bank's Board of Directors to 30% for five years of service, and thereafter in additional increments of 7% for each year of service from six to fourteen years, to 100% for fifteen or more years of service. A participant's "Vested Percentage" begins at 50%, increases to 75% upon completion of one year of service following the effective date, and becomes 100% if the participant completes a second year of service following the effective date. However, a participant's Vested Percentage becomes 100% regardless of his or her years of service in the event the participant terminates service on the Bank's Board of Directors due to death, "disability," retirement at or after age 72, or in the event of a "change in control" (as such terms are defined in the Directors' Plan). The provision accelerating a participant's Vested Percentage due to a change in control may have the effect of deferring a hostile change in control by increasing the costs of acquiring control.

     Each participant may elect to receive his or her plan benefits either in a lump sum cash payment or in substantially equal annual payments over a period of up to ten years, in which event the undistributed portion of the participant's benefits will be credited with an annual rate of return equal to the Bank's highest rate of interest on certificates of deposit having a one year term. If a participant dies, his or her beneficiary will receive the participant's benefits in a lump sum (unless the participant elects a distribution period of up to ten years).

     The Bank will pay all plan benefits from its general assets, and expects to establish a trust in the event of a change in control of the Bank. All expenses associated with the implementation and maintenance of the trust will be paid by the Bank. The Bank will fund the trust through a lump sum deposit of an amount that is projected to be sufficient to pay each director the benefits to which he or she is entitled pursuant to the Directors' Plan as of the date of the change in control. Trust assets will be subject to the claims of the Bank's general creditors.

     During the year ended June 30, 2003, $5,927, $6,097, $5,587 and $2,437 were credited under the Directors' Plan for the benefit of Directors Glaeser, Ludwig, O'Neill and Patterson, respectively.

     Directors Deferred Compensation Plan. The Company maintains the Patapsco Directors Deferred Compensation Plan (the "Stock Plan") and Patapsco Bancorp,
Inc. Cash Deferred Compensation Plan (the "Cash Plan") for the benefit of the Company's directors. Under the Stock Plan, participating directors were permitted to defer the receipt of Board fees that earned a rate of return based on the performance of the Common Stock. Amounts accrued to the accounts of participating directors as of August 15, 2001 were converted into the right to receive a fixed number of shares of Common Stock based on the market price for the Common Stock on August 15, 2001. Each participant previously elected to receive shares of Common Stock under the Plan in a lump sum or over a period shorter than ten years, beginning in the first day of the first month following termination of service. Until the shares are distributed to participants, no dividends are paid on the stock to be distributed to participants in the Stock Plan. The Stock Plan has been suspended, and no further fee deferrals may be made under the Stock Plan. To provide a funding mechanism, the Company has established a grantor trust in order to hold assets with which to pay benefits. Participants do not have any legal rights to the assets of the grantor trust. Trust assets would be subject to claims of the Company's general creditors.

     Deferred Cash Compensation Plan. Effective August 15, 2001, the Company established the Patapsco Bancorp, Inc. Cash Deferred Compensation Plan (the "Cash Plan") for the benefit of the Company's directors. Each Director may elect, within 30 days of becoming a participant or in advance of any July 1st, to defer receipt of all or any portion of the compensation otherwise payable to him or her from the Company, in cash, for any plan year in which the Cash Plan is in effect. Deferred amounts are credited by the Company to a bookkeeping account ("Deferral Account"). In addition, a participant who deferred amounts under the Stock Plan, as in effect prior to August 15, 2001, was permitted to make a one-time election to transfer the value of amounts credited to his or her account under the Stock Plan to the Cash Plan by entering into a deferred compensation agreement with the Company. The Deferral Account appreciates for each plan year as though the funds were invested in a fund having the highest interest rate that the Bank pays on certificates of deposit having a term of one year. Account balances will be distributed in a lump sum or in substantially equal monthly installments over a period of years selected by the participant, beginning at an age specified by the participant or following termination of service as a director. Deferred amounts continue for all purposes to be part of the general assets of the Company and no person other than the Company shall, by virtue of the provisions of the Cash Plan, have any interest in such assets. To the extent that any person acquires a right to receive payments from the Company under the Cash Plan, such right will be no greater than the right of any unsecured general creditor of the Company. No compensation was paid to directors pursuant to the cash plan for the year ended June 30, 2003.

EMPLOYMENT AGREEMENTS

     The Company and the Bank have entered into an employment agreement (the "Employment Agreement") with Mr. Joseph J. Bouffard, President and Chief Executive Officer of the Bank and of the Company. In such capacities, Mr. Bouffard is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Boards of Directors of the Company and the Bank. The Employment Agreement provides for a term of three years. On each anniversary date from the date of commencement of the Employment Agreement, the term of Mr. Bouffard's employment under the Employment Agreement may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that Mr. Bouffard's performance has met the required performance standards and that such Employment Agreement should be extended. The Employment Agreement provides Mr. Bouffard with a salary review by the Boards of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. Mr. Bouffard's base salary currently is $124,197. The Employment Agreement will terminate upon Mr. Bouffard's death or disability, and is terminable by the Bank for "just cause" as defined in the Employment Agreement. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates Mr. Bouffard without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreements plus an additional 12-month period (but not, from the Bank, in excess of three times his five years' average compensation). If the Employment Agreement is terminated due to Mr. Bouffard's "disability" (as defined in the Employment Agreement), he will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to establishment of Mr. Bouffard's disability. In the event of Mr. Bouffard's death during the term of the Employment Agreement, his estate will be entitled to receive his salary through the last day of the month in which his death occurs.

     The Employment Agreement provides that in the event of Mr. Bouffard's involuntary termination of employment in connection with, or within one year after, any "change in control" (as defined in the Employment Agreement) of the Bank or the Company, other than for "just cause," Mr. Bouffard will be paid within 10 days of such termination an amount equal to the difference between (i)
2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code and (ii) the sum of any other parachute payments, as defined under
Section 280G(b)(2) of the Internal Revenue Code, that Mr. Bouffard receives on account of the change in control. The Employment Agreement with the Bank provides that within five business days before or after a change in control which was not approved in advance by a resolution of a majority of the Continuing Directors, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times Mr. Bouffard's base amount, that will be used to pay Mr. Bouffard amounts owed to him upon termination, other than for just cause. The Employment Agreement also provide for a similar lump sum payment to be made in the event of Mr. Bouffard's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by Mr. Bouffard. Such events generally relate to a reduction in Mr. Bouffard's salary, benefits or duties. The aggregate payments that would be made to Mr. Bouffard assuming his termination of employment under the foregoing circumstances at June 30, 2003 would have been approximately $402,000. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that Mr. Bouffard prevails over the Company and the Bank in a legal dispute as to the Employment Agreement, he will be reimbursed for his legal and other expenses.

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

     In January 1998, in order to provide Joseph J. Bouffard (the "Executive") with supplemental retirement benefits and thereby encourage his continuing service as President and Chief Executive Officer of the Company and the Bank, the Bank has entered into a Supplemental Executive Retirement Agreement (the "SERA") with the Executive. Pursuant to the terms of the SERA, the Bank established an account in the name of the Executive to which the Bank credits $439 on the first day of each month in which the Executive continues to be employed with the Bank. For each calendar year, the value of this account will appreciate or depreciate as if the account was invested in, at the election of the Executive, the highest rate paid by the Bank on certificates of deposit having a term of one year, a fund that invested in the Common Stock or a mutual fund agreed upon by the Bank and the Executive. Amounts credited to the Executive's account are fully vested in his account.

     Upon his termination of employment from the Bank for a reason other than Just Cause, the balance in his account will be paid to the Executive either in a lump sum or in substantially equal annual installments over a period of up to ten years, with the first installment due on the first day of the second month after he leaves employment. If the Executive's employment with the Bank is terminated for Just Cause, he will forfeit the right to receive any payments pursuant to the SERA. In the event of a Change in Control, the present value of the benefits to which he is entitled shall be payable to the Executive in accordance with his distribution election form.

TRANSACTIONS WITH MANAGEMENT

     The Bank offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At June 30, 2003, the Bank's loans to directors and executive officers totaled $115,964, or .73% of the Company's stockholders' equity, at that date.

--------------------------------------------------------------------------------
                        SECURITY OWNERSHIP OF MANAGEMENT
--------------------------------------------------------------------------------

     The following table sets forth, as of the Record Date, the beneficial ownership of the Company's Common Stock and the Company's Series A Non-cumulative Perpetual Convertible Preferred Stock (the "Preferred Stock") by each of the Company's directors and nominees, the sole executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.

                                   AMOUNT AND            PERCENT OF           AMOUNT AND             PERCENT OF
                                    NATURE OF             SHARES OF            NATURE OF              SHARES OF
                              BENEFICIAL OWNERSHIP      COMMON STOCK     BENEFICIAL OWNERSHIP      PREFERRED STOCK
NAME                           OF COMMON STOCK (1)       OUTSTANDING      OF PREFERRED STOCK         OUTSTANDING
----                           -------------------       -----------      ------------------         -----------
Joseph J. Bouffard                  25,155                 5.93%                  --                     --%
Nicole N. Glaeser                    5,914                 1.42                  109                    .11
Douglas H. Ludwig                    7,252                 1.75                   --                     --
Thomas P. O'Neill                    9,730                 2.33                2,162                   2.17
Theodore C. Patterson                9,116                 2.19                   --                     --
William R. Waters                    3,797                  .92                  240                    .24
Gary R. Bozel                        8,895                 2.12                5,893                   5.91
J. Thomas Hoffman                    6,443                 1.55                3,087                   3.10

All Executive Officers
   and Directors
   as a Group (14 persons)         115,718                24.79               12,619                  12.65%

--------------
(1) For the definition of beneficial ownership, see Footnote 1 to the table in "Voting Securities and Principal Holders Thereof." Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. Amounts shown include (i) 11,497, 2,308, 2,695, 2,538, 3,016,
     731, 339, 339 and 41,472 shares which may be acquired by Directors Bouffard, Glaeser, Ludwig, O'Neill, Patterson, Waters, Bozel and Hoffman and by all directors and executive officers of the Company as a group, respectively, upon the exercise of options exercisable within 60 days of the Record Date and (ii) 0, 108, 0, 2,162, 0, 240, 5,893, 3,083, and 12,619
     shares of Common Stock issuable to Directors Bouffard, Glaeser, Ludwig, O'Neill, Patterson, Waters, Bozel and Hoffman, and to all directors and executive officers of the Company as a group, respectively, upon the conversion of shares of preferred stock. Does not include shares with respect to which Directors O'Neill, Patterson and Bouffard share "voting power" by virtue of their positions as trustees of the trusts holding 36,838 shares under the Company's ESOP. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants' instructions, and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Anderson Associates, LLP, the Company's independent auditors, the matters required to be discussed under Statements on Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee has received from Anderson Associates, LLP the written disclosures and the letter required to be delivered by Anderson Associates, LLP under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has met with representatives of Anderson Associates, LLP to discuss the independence of the auditing firm.

     The Audit Committee has reviewed the non-audit services currently provided by the Company's independent auditors and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

     Based on the Audit Committee's review of the financial statements, its discussion with Anderson Associates, LLP regarding SAS 61, and the written materials provided by Anderson Associates, LLP under ISB Standard No. 1 and the related discussion with Anderson Associates, LLP of their independence, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the year ended June 30, 2003 for filing with the Securities and Exchange Commission.

                                                             THE AUDIT COMMITTEE
                                                               Nicole N. Glaeser
                                                                   Gary R. Bozel
                                                               William R. Waters

--------------------------------------------------------------------------------
                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     Anderson Associates, LLP, which was the Company's independent certified public accounting firm for the 2003 fiscal year, has been retained by the Board of Directors to be the Company's auditors for the 2004 fiscal year. A representative of Anderson Associates, LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires.

--------------------------------------------------------------------------------
               AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

     For the years ended June 30, 2003 and 2002, the Company was billed by Anderson Associates, LLP for fees aggregating $52,600 and $46,700, respectively. Such fees were comprised of the following:

AUDIT FEES

     The aggregate fees billed for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q were $45,500 and $37,000 for the fiscal years ended June 30, 2003 and 2002, respectively.

AUDIT-RELATED FEES

     There were no fees billed for audit-related services for the fiscal years ended June 30, 2003 and 2002.

TAX FEES

     The aggregate fees billed for tax services for the fiscal years ended June 30, 2003 and 2002 were $5,400 and $9,700, respectively. For the fiscal years ended June 30, 2003 and 2002, these fees related to the preparation of Federal and State income tax returns.

ALL OTHER FEES

     The aggregate fees for services not included above were $1,700 and $0, respectively, for the fiscal years ended June 30, 2003 and 2002.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in such Common Stock (collectively, "Reports"), and to furnish the Company with copies of all such Reports. Based solely on its review of the copies of such Reports or written representations that no such Reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 2003, all of the Reporting Persons complied with these reporting requirements, except that Director Gary R. Bozel filed one late Form 4 with respect to two transactions.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 2003 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     Under the Company's Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than 40 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than October 1, 2003. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1301 Merritt Boulevard, Dundalk, Maryland 21222-2194, no later than May 25, 2004. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/Theodore C. Patterson

                                           THEODORE C. PATTERSON
                                           SECRETARY

Dundalk, Maryland
September 22, 2003

--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2003 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO CORPORATE SECRETARY, PATAPSCO BANCORP, INC., 1301 MERRITT BOULEVARD, DUNDALK, MARYLAND 21222-2194.
--------------------------------------------------------------------------------

                                                                       EXHIBIT A


                           THE PATAPSCO BANCORP, INC.
                                 AUDIT COMMITTEE

                                CHARTER STATEMENT
                                -----------------

MISSION
-------

     The mission of the Audit Committee is to assist the full Board in the oversight of internal controls, compliance with generally accepted accounting principles and regulatory requirements.


MEMBERSHIP
----------

     The committee shall be comprised of no fewer than three independent directors who are generally knowledgeable in financial matters, including at least one member with accounting or related financial management expertise. The committee members shall be independent of management and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a member of the committee.


COMMUNICATION
-------------

     The committee shall meet at least quarterly and shall report to the Board of Directors summarizing the activities, conclusions, and recommendations of the committee during the past quarter and the committee's future agenda. The committee may ask members of management to attend meetings and provide pertinent information as necessary. The independent auditor shall report directly to the Audit Committee, as shall the internal auditor, whether an employee or a firm hired to perform this function. The committee shall establish procedures to enable employees to confidentially and anonymously communicate their concerns to the committee.


AUTHORITY
---------

     In fulfilling its oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel and experts for this purpose. Annually the Board shall approve a budget to enable the audit committee to fulfill its duties and responsibilities.


RESPONSIBILITY
--------------

     The committee is responsible for the recommending an independent auditor to the full board and for meeting with the auditor prior to the start of the audit engagement to discuss the scope of the audit plan and ensure it meets the needs of the Board and shareholders. At the conclusion of the audit, the committee will meet with the independent auditor, review findings and discuss any disagreements with management.

     The committee, with the assistance of the independent auditors and other consultants as needed, will review interim and annual financial information and other reports including regulatory examinations to ensure:

     o Generally accepted accounting principles have been followed and consistently applied;

     o Fluctuations in financial statement balances, ratios and statistics are explained satisfactorily;

     o    Summarized  interim  financial   information  for  external  reporting
          purposes conform with disclosure requirements;

     o    Significant commitments and contingent liabilities are disclosed;

     o    Various loan portfolios are reviewed on a periodic basis;

     o    Concerns of the State and Federal regulators are being addressed;

     o Potential conflicts of interest brought to the committee's attention are reviewed and material items are referred to the Board of Directors;

     o Concerns of employees who may have contacted the committee with concerns about management practices or related issues are being properly investigated and addressed.

                                 REVOCABLE PROXY

                             PATAPSCO BANCORP, INC.

  ----
 / X /      PLEASE MARK VOTES
 ----       AS IN THIS EXAMPLE

                                                                                                         Vote      Vote    For all
                                                                                                          For    Withheld  Except
           ANNUAL MEETING OF STOCKHOLDERS                     1.  The election as directors of all       -----    -----    -----
                   October 24, 2003                           nominees listed below (except as marked   /    /   /    /   /    /
                                                              to the contrary below).                  /    /   /    /   /    /
                                                                                                       -----    -----    -----

The  undersigned  hereby  appoints  Douglas H.  Ludwig,       For three year terms:
William R.  Waters  and Gary R. Bozel with full  powers
of   substitution,   to  act   as   proxies   for   the       JOSEPH J. BOUFFARD
undersigned,  to vote all  shares  of  Common  Stock of       NICOLE N. GLAESER
Patapsco  Bancorp,   Inc.  (the  "Company")  which  the       J. THOMAS HOFFMAN
undersigned  is entitled to vote at the Annual  Meeting
of  Stockholders,  to be  held  at  the  office  of The
Patapsco  Bank,  located  at  1301  Merritt  Boulevard,
Dundalk,  Maryland  21222,  on  Thursday,  October  23,
2003,  at 4:00  p.m.,  and at any and all  adjournments
thereof, as follows
                                                          INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                                                          MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE
                                                          PROVIDED BELOW.

                                                          --------------------------------------------------------------------------

                                                          The Board of Directors recommends a vote "FOR" each of the nominees listed above.

                                                             THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS
                                                          ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES. IF
                                       ------------------ ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS
  Please be sure to sign and date     /Date             / PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE
  this Proxy in the box below.       /                  / WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS.
                                    /                   / AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER
--------------------------------------------------------- BUSINESS TOB E PRESENTED AT THE ANNUAL MEETING. THIS PROXY
/                                                       / CONFERS DISCRETIONARY AUTHORITY OF THE HOLDERS THEREOF TO VOTE
/                                                       / WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE
 --                     --                             -- NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND
  Stockholder sign above  Co-holder (if any) sign above   MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

 DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PREPAID ENVELOPE PROVIDED.


                        PATAPSCO BANCORP, INC.
                          DUNDALK, MARYLAND
--------------------------------------------------------------------------------
/                                                                              /
/                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS             /
/                                                                              /
/ Should the undersigned be present and elect to vote at the Annual Meeting/ /or at any adjournment thereof and after notification to the Secretary of / /the Company at the Annual Meeting of the stockholder's decision to terminate / /this proxy, then the power of said attorneys and proxies shall be deemed /
/terminated and of no further force and effect.                                /
/                                                                              /
/ The undersigned acknowledges receipt from the Company prior to the/ /execution of this proxy of notice of the annual meeting, a Proxy Statement /
/dated September 22, 2003 and an Annual Report to Stockholders.                /
/                                                                              /
/ Please sign exactly as your name appears on the envelope in which this / /form of proxy was mailed. When signing as attorney, executor, administrator, / /trustee or guardian, please give your full title. If shares are held jointly,/
/each holder should sign.                                                      /
/                                                                              /
/     PLEASE COMPLETE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE           /
/                       ACCOMPANYING POSTAGE-PAID ENVELOPE.                    /
-------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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